UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Innovation Way, Akron, Ohio	44316-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Financial and Other Information Related to the Cooper Transaction

The Goodyear Tire & Rubber Company (“Goodyear”) is filing this Current Report on Form 8-K to provide certain financial information with respect to Cooper Tire & Rubber Company (“Cooper” or “Cooper Tire”) and Goodyear’s proposed acquisition of Cooper. As previously disclosed in its Current Report on Form 8-K filed on February 22, 2021, Goodyear and Vulcan Merger Sub, Inc., a wholly owned subsidiary of Goodyear (“Merger Sub”), entered into an Agreement and Plan of Merger (the “merger agreement”) with Cooper. The merger agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Cooper, with Cooper surviving as a wholly owned subsidiary of Goodyear.

On March 23, 2021, Goodyear executed a commitment letter with JPMorgan Chase Bank, N.A. and other financial institutions pursuant to which, subject to the terms and conditions set forth therein, the financial institutions party thereto have committed to further amend and restate the credit agreement governing Goodyear’s U.S. first lien revolving credit facility to, among other things, (i) increase the aggregate principal amount that may be borrowed thereunder to $2.75 billion, (ii) decrease the interest rate for loans thereunder by 50 basis points to LIBOR plus 125 basis points, based on Goodyear’s current liquidity and (iii) extend the maturity date of the facility to the date that is the five-year anniversary of the effectiveness of the amended and restated credit agreement after the conditions to effectiveness thereof have been satisfied, including the consummation, or substantially concurrent consummation, of Goodyear’s acquisition of Cooper.

Included in this Current Report on Form 8-K are:

(a) the audited consolidated balance sheets of Cooper as of December 31, 2020 and 2019, the related consolidated statements of income, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2020, the related notes, and the related report of Ernst & Young LLP, Cooper’s independent registered public accounting firm, which are included as Exhibit 99.1; and

(b) the unaudited pro forma condensed combined financial statements of Goodyear giving effect to the acquisition of Cooper (the “pro forma financial information”), which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2020, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020, and the notes related thereto, which is included as Exhibit 99.2.

Also included in this Current Report on Form 8-K is the consent of Ernst & Young LLP consenting to the incorporation by reference in certain of Goodyear’s Registration Statements of its report forming part of Exhibit 99.1, which is included as Exhibit 23.1.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that Goodyear and Cooper would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after Goodyear’s pending acquisition of Cooper is consummated.

Litigation Relating to the Merger

On March 19, 2021, a purported Cooper Tire stockholder filed an action against Cooper Tire and the members of the Cooper Tire Board, captioned Stein v. Cooper Tire & Rubber Company, et al., No. 1:21-cv-00407, in the United States District Court for the District of Delaware (the “Stein action”). On March 25, 2021, a purported Cooper Tire stockholder filed an action against Cooper Tire and the members of the Cooper Tire Board, captioned Miles v. Cooper Tire & Rubber Company, et al., No. 2:21-cv-06762, in the United States District Court for the District of New Jersey (the “Miles action”). On March 26, 2021, a purported Cooper Tire stockholder filed an action against Cooper Tire, the members of the Cooper Tire Board, Goodyear and Merger Sub, captioned Griffin v. Cooper Tire & Rubber Company, et al., No. 1:21-cv-00452, in the United States District Court for the District of Delaware (the “Griffin action,” and together with the Stein action and Miles action, the “Stockholder actions”). The Stockholder actions generally allege that Cooper Tire and its directors violated the federal securities laws, including Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, by issuing a materially incomplete and misleading registration statement on Form S-4. The Stockholder actions seek, among other things, to enjoin the transactions contemplated by the merger agreement and award of attorneys’ fees and expenses.

Goodyear and Cooper Tire believe that the allegations in the Stockholder actions are without merit. Additional lawsuits or demands arising out of the merger may also be filed or made in the future. If additional similar lawsuits or demands are filed or made, absent new or different allegations that are material, neither Goodyear nor Cooper Tire will necessarily announce them.

Additional Information and Where to Find It

Investors and security holders will be able to obtain free copies of documents filed with the Securities and Exchange Commission (“SEC”) by Goodyear through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Goodyear will be available free of charge on Goodyear’s website at corporate.goodyear.com/en-US/investors.html.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Notes on Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Goodyear and Cooper, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated annual run-rate operating and other cost synergies and anticipated accretion to return on capital employed, free cash flow, and earnings per share), projected financial information, future opportunities, and any other statements regarding Goodyear’s and Cooper’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of Goodyear’s and Cooper’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements.

Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Cooper stockholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Goodyear’s or Cooper’s respective businesses; the effect of this communication on Goodyear’s stock price; the effects of industry, market, economic, political or regulatory conditions outside of Goodyear’s control; transaction costs; Goodyear’s ability to achieve the benefits from the proposed transaction, including the anticipated annual run-rate operating and other cost synergies and accretion to return on capital employed, free cash flow, and earnings per share; Goodyear’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; unknown liabilities; and the diversion of management time on transaction-related issues. Additional information concerning these risks, uncertainties and assumptions can be found in Goodyear’s and Cooper’s respective filings with the SEC, including the risk factors discussed in Goodyear’s and Cooper’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q and future filings with the SEC.

While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Goodyear’s financial condition, results of operations, credit rating or liquidity. Goodyear does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.	Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of Cooper Tire & Rubber Company.

99.1	The audited consolidated balance sheets of Cooper Tire & Rubber Company as of December 31, 2020 and 2019, the related consolidated statements of income, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2020, the related notes, and the related report of Ernst & Young LLP, Cooper Tire & Rubber Company’s independent registered public accounting firm.

99.2	The unaudited pro forma condensed combined financial statements of The Goodyear Tire & Rubber Company, giving effect to the acquisition of Cooper Tire & Rubber Company.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 31, 2021	THE GOODYEAR TIRE & RUBBER COMPANY

	By:	/s/ Darren R. Wells
Darren R. Wells
Executive Vice President and Chief Financial Officer